VGOF-P7 03/24

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MARCH 1, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MARCH 1, 2024 OF

CLEARBRIDGE VALUE FUND AND CLEARBRIDGE SMALL CAP FUND (each, a “Fund” and collectively the “Funds”)

ClearBridge Value Fund and ClearBridge Small Cap Fund

In an effort to better align the Funds with other funds overseen by the same Board, the Funds are asking shareholders to approve certain changes to the Funds. These changes will not affect the investment objectives or strategies of the Funds or the way that the Funds’ assets are invested, nor are they expected to increase fees or expenses of the Funds.

The Funds are asking shareholders to approve a change in the structure of the contractual relationships through which investment advisory and administrative services are provided to the Funds. Currently, Franklin Templeton Fund Adviser, LLC (“FTFA”) provides administrative services as sub-administrator to the Funds, ClearBridge Investments, LLC (“ClearBridge”) provides investment advice through its role as manager of the Funds, and Western Asset Management Company, LLC (“Western Asset”) provides investment advice as subadviser to the Funds. If the proposed changes are approved by shareholders, FTFA would serve as the Funds’ manager and provide investment oversight and administration services in that capacity, and ClearBridge and Western Asset would continue to provide investment advice to the Funds as the Funds’ subadvisers. The investment advisory and administrative services that FTFA, ClearBridge and Western Asset provide to the Funds will not be affected by the proposed changes.

Shareholders are also being asked to approve: (i) changes to the Funds’ fundamental investment policies, which are currently very similar (but not identical) to those in place for most of the funds overseen by the same Board; and (ii) a proposal that would enable each Fund’s manager, with the approval of the Fund’s Board of Trustees, to enter into and materially amend subadvisory contracts without shareholder approval, in reliance on an exemptive order previously granted by the Securities and Exchange Commission.

A proxy statement addressing these changes and other matters has been mailed to shareholders of record as of December 8, 2023. This supplement is not a solicitation of any proxy.

Please retain this supplement for future reference.